      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 2002

                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 ---------------

                                AEROPOSTALE, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                              31-1443880
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1372 BROADWAY, 8TH FLOOR
                            NEW YORK, NEW YORK 10018
               (Address of Principal Executive Offices) (Zip Code)

                                 ---------------

                 AEROPOSTALE, INC. 2002 LONG-TERM INCENTIVE PLAN
                    AEROPOSTALE, INC. 1998 STOCK OPTION PLAN
                              (Full Title of Plan)

                                 ---------------

                                JULIAN R. GEIGER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                AEROPOSTALE, INC.
                            1372 BROADWAY, 8TH FLOOR
                            NEW YORK, NEW YORK 10018
                     (Name and Address of Agent for Service)

                                 (646) 485-5398
          (Telephone Number, Including Area Code, of Agent for Service)
                                    Copy to:
                              JOSHUA N. KORFF, ESQ.
                                KIRKLAND & ELLIS
                                 CITICORP CENTER
                              153 EAST 53RD STREET
                          NEW YORK, NEW YORK 10022-4675

                         Calculation of Registration Fee

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Proposed Maximum
 Title of Securities to be        Amount to be             Offering Price        Proposed Maximum Aggregate           Amount of
        Registered                Registered(1)              Per Share                  Offering Price             Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value             1,735,556                $23.93(2)                  $41,531,856(2)                  $3,821
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value             2,435,218                 $0.03(3)                    $73,057(3)                      $7
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value             1,147,800                 $0.39(4)                   $447,642(4)                     $42
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value              411,703                  $0.51(5)                   $209,969(5)                     $20
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value              673,627                  $0.85(6)                   $572,583(6)                     $53
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value              65,857                  $23.93(7)                  $1,575,958(7)                    $145
$.01 per share
-----------------------------------------------------------------------------------------------------------------------------------

(1) This registration statement relates to 1,735,556 shares subject to stock options granted or to be granted under the Aeropostale, Inc. 2002 Long-Term Incentive Plan and an aggregate of 4,734,205 shares subject to stock options granted or to be granted under the Aeropostale, Inc. 1998 Stock Option Plan. This registration statement also relates to such additional securities as may be offered or issued under the Aeropostale, Inc. 2002 Long-Term Incentive Plan and the Aeropostale, Inc. 1998 Stock Option Plan in the event of a stock split, stock dividend, recapitalization or similar transaction.

(2) Estimated solely for purposes of calculating the Registration Fee based, pursuant to Rules 457(c) and 457(h)(1) under the Securities Act of 1933, as amended, on the average of the high and low prices per share of the Common Stock as reported on the New York Stock Exchange on June 26, 2002.

(3) Estimated solely for the purpose of calculating the registration fee pursuant to rule 457(h)(1) and based on an exercise price of $0.03 per share.

(4) Estimated solely for the purpose of calculating the registration fee pursuant to rule 457(h)(1) and based on an exercise price of $0.39 per share.

(5) Estimated solely for the purpose of calculating the registration fee pursuant to rule 457(h)(1) and based on an exercise price of $0.51 per share.

(6) Estimated solely for the purpose of calculating the registration fee pursuant to rule 457(h)(1) and based on an exercise price of $0.85 per share.

(7) Estimated solely for purposes of calculating the Registration Fee based, pursuant to Rules 457(c) and 457(h)(1) under the Securities Act of 1933, as amended, on the average of the high and low prices per share of the Common Stock as reported on the New York Stock Exchange on June 26, 2002.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION.

         The documents containing the information specified in Part I (plan and registrant information) will be delivered in accordance with Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be, and are not, filed with the Securities and Exchange Commission (the "Commission"), either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. These documents, and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of
Section 10(a) of the Securities Act.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement, which are also incorporated by reference in the Section 10(a) prospectus, other documents required to be delivered to eligible participants pursuant to Rule 428(b), or additional information about the Aeropostale, Inc. 1998 Stock Option Plan or the Aeropostale, Inc. 2002 Long-Term Incentive Plan, will be available without charge by contacting Michael J. Cunningham, Senior Vice President-Chief Financial Officer, Aeropostale, Inc., 1372 Broadway, 8th Floor, New York, New York 10018, (646) 485-5398.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

         (a) The registrant's prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act, in connection with the registrant's Registration Statement on Form S-1 (Reg. No. 333-84056), in which there is set forth the audited financial statements for the registrant's fiscal year ended August 4, 2001 and six months ended February 2, 2002; and

         (b) The registrant's Quarterly Report on Form 10-Q for the quarter ended May 4, 2002.

         (c)      The registrant's Current Report on Form 8-K dated June 11,
                  2002.

         (d) The registrant's Registration Statement on Form 8-A (Reg. No. 001-31314) filed with the Commission on May 3, 2002, pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in which there is described the terms, rights and provisions applicable to the registrant's common stock, par value $.01 per share.

         All reports and other documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                ARTICLE NINE of the Amended and Restated Certificate of Incorporation (the "Certificate") of the registrant provides, as permitted under
Section 145 of the General Corporation Law of the State Delaware, for indemnification of, and certain expense advancements to, directors, employees and agents of corporations under certain conditions and subject to certain limitations. ARTICLE NINE of the Certificate also provides that the personal liability of the directors of the registrant is eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended or supplemented.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         Reference is made to the Exhibit Index that immediately precedes the exhibits filed with this Registration Statement.

ITEM 9. UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby further undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as the indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of express expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 1st day of July, 2002.

                                       AEROPOSTALE INC.

                                       By:    /s/ Julian R. Geiger
                                            ------------------------------------
                                            Julian R. Geiger
                                            Chairman and Chief Executive Officer

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Julian R. Geiger and Michael J. Cunningham his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform such, each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933 this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE                                      CAPACITY                               DATE
 /s/ Julian R. Geiger                    Chairman and Executive Officer, Director             July 1, 2002
----------------------------------       (principal executive officer)
Julian R. Geiger

 /s/ Michael J. Cunningham               Senior Vice President-Chief Financial Officer        July 1, 2002
----------------------------------       (principal chief financial officer)
Michael J. Cunningham

 /s/ Alan C. Siebels                     Vice President-Controller                            July 1, 2002
----------------------------------       (principal accounting officer)
Alan C. Siebels

 /s/ John S. Mills                       President and Chief Operating Officer, Director      July 1, 2002
----------------------------------
John S. Mills

 /s/ Bodil Arlander                      Director                                             July 1, 2002
----------------------------------
Bodil Arlander

 /s/ Mary Elizabeth Burton               Director                                             July 1, 2002
----------------------------------
Mary Elizabeth Burton

 /s/ David Edwab                         Director                                             July 1, 2002
----------------------------------
David Edwab

 /s/ John D. Howard                      Director                                             July 1, 2002
----------------------------------
John D. Howard

 /s/ Richard Metrick                     Director                                             July 1, 2002
----------------------------------
Richard Metrick

                                INDEX TO EXHIBITS


     EXHIBIT NO.                          DESCRIPTION

         4.1 Amended and Restated Certificate of Incorporation, of the Registrant. Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, as amended, originally filed on March 8, 2002 (File No. 333-84062).

         4.2 Amended and Restated By-laws of registrant, as amended to date. Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1, as amended, originally filed on March 8, 2002 (File No. 333-84062).

         4.3 Aeropostale, Inc. 1998 Stock Option Plan. Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1, as amended, originally filed on March 8, 2002 (File No. 333-84062).

         4.4      Aeropostale, Inc. 2002 Long-Term Incentive Plan.

         4.5 Stockholders Agreement, dated as of August 3, 1998, by and among MSS-Delaware, Inc., MSS Acquisition Corp. II, Federated Specialty Stores, Inc., Julian R. Geiger, David R. Geltzer and John S. Mills. Incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1, as amended, originally filed on March 8, 2002 (File No. 333-84062).

         4.6 Amendment No. 1 to Stockholders Agreement, dated April 23, 2002, by and among Aeropostale, Inc., Bear Stearns MB 1998-1999 Pre-Fund, LLC and Julian R. Geiger. Incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1, as amended, originally filed on March 8, 2002 (File No. 333-84062).

         5.1      Opinion of Kirkland & Ellis, counsel to the registrant.

         23.1     Consent of Deloitte & Touche LLP.

         23.2     Consent of Kirkland & Ellis (included in Exhibit 5.1).

         24.1     Powers of Attorney (included in signature page).